UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2007

MAGMA DESIGN AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

1650 Technology Drive, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 25, 2007, Magma Design Automation, Inc. (“Magma”) incorrectly noted the end of its fiscal 2008 third quarter in the company’s fiscal 2008 second quarter earnings press release and Form 8-K. In accordance with Magma’s change to a 52/53 week fiscal year (announced January 26, 2005 and effective April 1, 2005), Magma’s fiscal 2008 third quarter will end January 6, 2008. Magma’s fiscal 2008 fourth quarter will begin January 7, 2008 and end, as previously announced, on April 6, 2008. Magma’s previously announced guidance and business outlook for its fiscal 2008 third quarter and fiscal year 2008 remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.
Dated: December 6, 2007

	By:	/s/ Peter S. Teshima
Peter S. Teshima Corporate Vice President - Finance and Chief Financial Officer